TherapeuticsMD Inc. 8-K

Exhibit 99.1

Building the Premier Women’s Health Company Cowen Conference March 3, 2020

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop and commercialize IMVEXXY, ANNOVERA, BIJUVA and our hormone therapy drug candidates and obtain additional financing necessary therefor ; whether we will be able to comply with the covenants and conditions under our term loan facility, including the conditions to draw an additional tranche thereunder and whether our lender will make that tranche available ; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates ; whether the FDA will approve the efficacy supplement for the lower dose of BIJUVA ; our ability to protect our intellectual property, including with respect to the Paragraph IV notice letter the company received regarding IMVEXXY ; the length, cost and uncertain results of future clinical trials ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the ability of our licensees to commercialize and distribute our products ; the ability of the company’s marketing contractors to market ANNOVERA ; the effects of laws, regulations and enforcement ; the competitive nature of the industries in which we conduct our business ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock, including the effect of any sales of common stock by our executive officers or directors, whether in connection with the expiration of stock options or otherwise ; and the concentration of power in our stock ownership . This non - promotional presentation is intended for investor audiences only .

3 Portfolio Approach to Women’s Health Empowering Women For Life ▪ Innovative customer centric products, chronic conditions, large markets ▪ Products transition from one to the next through the various stages of life • contraception  pregnancy  contraception  vasomotor symptoms  vulvar and vaginal atrophy ▪ 200 sales representatives focused on OB/GYN women’s health call point ▪ Broad and growing payor coverage and reimbursement established ▪ Launch plans to take advantage of synergistic portfolio of products Prenatal Vitamins

4 Foundational Elements to Accelerate Revenue Growth 2020 Portfolio Awareness & Education Broad Payor Access New Distribution Channels All trademarks are the property of their respective owners. VA/Military Public Health Puerto Rico

5 Coverage February 20, 2020 Target Coverage Year - end 2020 ANNOVERA Commercial 75%* 80%* IMVEXXY Commercial 72% 75% Part D 29% 70% BIJUVA Commercial 56% 75% Significant Payor Coverage and Growing Source: MMIT February 20, 2020 Awaiting IMVEXXY Part D decisions from Humana, Wellcare and ESI; potential total unrestricted coverage of up to 40% by April 1 st *Annovera coverage includes unrestricted access and coverage with a step edit/prior authorization. Currently 65% unrestricted, 11% step/prior authorization.

PRODUCT OVERVIEW & COMMERCIAL UPDATES

7 Shifted from a clinically innovative company to a commercially successful company 3 Products in Launch Mode Q3 2018 Q2 2019 Q1 2020 COMMERCIAL LAUNCHES

8 Sales Force Redeployed to Provide More Effective Portfolio Coverage 150 Women’s Healthcare Specialists 30 - 40 Menopause Specialists 1 2 3 1 2

9 2020 Brand Strategy Brand prioritization establishes focused and disciplined capital allocation to drive net revenue growth in 2020 with a view toward profitability in 2021 ▪ Increase sales and marketing investment to drive net revenue growth in 2020 ▪ Favorable payer dynamics and coverage ▪ Highest net revenue per unit across portfolio ▪ Largest women’s health category ▪ Fastest payback period on marketing investments ▪ Full scale launch March 1 st 1 2 ▪ Goal to surpass Premarin Vaginal Cream on a monthly basis ▪ Broad commercial payer coverage established ▪ Opportunity to leverage existing large base of prescribers and patients to grow market share ▪ Increase HCP and DTC marketing to drive demand ▪ Commercial payer coverage still growing ▪ Increased HCP awareness and adoption needed ▪ Focus on expanding BIO - IGNITE partners and pull through ▪ Establish product differentiation through peer to peer engagement ▪ Potential approval of lower dose Q4 2020 DTC - direct to consumer 3

Annovera® (segesterone acetate and ethinyl estradiol vaginal system)

ANNOVERA Summary

- **Only FDA-approved long-lasting reversible contraception that is patient-controlled and procedure-free**
  - Empowers women to be in control of their fertility and menstruation
  - ANNOVERA is the only user-directed single 1-year (13-cycles) birth control product (used in repeated cycles for 3-weeks in/1-week out)
- **One of the lowest doses of ethinyl estradiol - 13 mcg**
- **Only product with new progestin - segesterone acetate[1]**
  - No androgenic, estrogenic, or glucocorticoid effects at contraceptive doses*
- **As effective as a pill without the daily hassle**
- **High patient satisfaction in a phase 3 clinical trial acceptability study of 905 women[2]**
  - ~90% overall satisfaction, adherence (94.3%) and continuation (78%)
- **Soft, pliable ring**
- **Does not require refrigeration**
- **Demonstrated acceptable side effect profile including low rates of discontinuation related to irregular bleeding (1.7%)****



*Based on pharmacological studies in animals and in vitro studies. The clinical significance of these data is not known.

**In clinical trials, 12% of participants discontinued due to an adverse reaction.

1. Narender Kumar, Samuel S. Koide, Yun-Yen Tsong, and Kalyan Sundaram. 2000. *"Nestorone: a Progestin with a Unique Pharmacological Profile,"* Steroids 65: 629-63
2. Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.

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11 ANNOVERA – Patient - Controlled and Procedure - Free Long - Lasting Contraception* *ANNOVERA is inserted for 21 continuous days and removed for 7 days for 13 cycles (one year). IUDs Long - Lasting,* Reversible, Patient - Controlled, Procedure - Free Benefits of both long - lasting & short - acting contraception Long - acting benefits but requires a procedure for both insertion and removal ANNOVERA ® Implant Long - acting benefits but requires a procedure for both insertion and removal Short - acting Contraceptives Contraceptive protection with no long - lasting benefits (daily use required) (weekly use required) (monthly use required)

12 Sales Force Focus Consumer Advertising and Public Relations Effort ANNOVERA Growth Levers Lead Product for Spend and Focus 1 ANNOVERA is inserted for 21 continuous days and removed for 7 days for 13 cycles (one year) Expand into New Channels and Populations ▪ Focus on Empowerment and Control 1,2 ▪ Disruptive Consumer Campaign Planned Launch in March ▪ Public Relations Initiatives ▪ Full scale launch March 1 st ▪ Lead product designation for Women’s Healthcare Salesforce ▪ Online Platforms including Pillpack , PlushCare , and Pill Club ▪ WSI to market to the Department of Defense and Veteran’s Administration ▪ Puerto Rico Distribution ▪ Afaxys to meet the needs of public health clinics, college and university health clinics, and city, county, state and federal facilities

13 ▪ Indicated for moderate to severe dyspareunia ▪ Small, digitally inserted, softgel vaginal insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 in clinical studies ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience  High patient satisfaction resulting in high refill rates *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known. IMVEXXY: 4.4 fills/yr 1 (through December 2019) • Vaginal creams: average 1.5 fills/yr 2 • Vaginal tablets: average 3.5 fills/yr 2 1) Average number of fills for all patients is calculated as Total Rx / Total Patients. 2) Total Rx/Patient Count IMVEXXY’s Unique Product Attributes

14 IMVEXXY Investment Across Multiple Levers *IQVIA data All trademarks are the property of their respective owners. 2020 Goal: surpass Premarin® Vaginal Cream on a monthly prescription basis by year end ▪ Current average monthly TRX of Premarin Vaginal Cream: 80K TRx * ▪ Promoted by all Sales Representatives ▪ 4,200 current heavy writers representing 20% of high volume VVA writers ▪ Goal to increase depth of writing among 20,000 prescribers who have prescribed IMVEXXY ▪ Increased overall funding ▪ Heavier investment in consumer marketing throughout the year Marketing Sales Force

15 Increase Awareness of IMVEXXY That Creates the Standard of Care for VVA Patients KEY OPPORTUNITIES Introduce IMVEXXY as the standard of care to treat her symptoms Show her she doesn’t need to put up with symptoms, she can treat them STRATEGIC IMPERATIVES Support conversations with her HCP around treating symptoms with IMVEXXY AWARENESS CONSIDERATION ACTIVATION JOURNEY IMVEXXY’s Strategic Imperatives Will ELEVATE, EDUCATE, and ACTIVATE “Her” ACTIVATE • Empower her to confidently self - advocate, get the conversation with her HCP started and ask for IMVEXXY EDUCATE • Position Rx treatments, specifically IMVEXXY and its value proposition, as the most effective treatment for her symptoms • Help her feel more comfortable talking about her symptoms and give her the tools to have a productive conversation with her HCP ELEVATE • Help her realize her symptoms are related to menopause, and they are treatable • Show her the way forward so she feels excited to explore treatment options

BIJUVA's Unique Product Attributes

BIJUVA OFFERS[1,2,4-7]

THE CONVENIENCE OF ONE
The convenience of a single-capsule combination of 2 hormones, which may improve compliance

A PLANT-BASED TREATMENT
Estradiol and progesterone are plant-based, not animal-sourced, and contain no peanut allergens

BIJUVA WAS STUDIED IN A 1-YEAR CLINICAL TRIAL[1,2,8,9]

DEMONSTRATED EFFICACY
A sustained steady state of estradiol reduced the frequency and severity of hot flashes*

WEIGHT AND BLOOD PRESSURE
No demonstrated impact on weight or blood pressure

ENDOMETRIAL PROTECTION
Demonstrated endometrial safety† and >90% amenorrhea rates‡*

MAMMOGRAMS
No clinically meaningful changes in mammograms

* Efficacy was evaluated in a 12-week substudy. The pharmacokinetics of BIJUVA show a steady state of estradiol that is sustained over 24 hours. The steady state is achieved at 7 days.[2]

† Endometrial hyperplasia has been reported to occur at a rate of ≤1% in women receiving BIJUVA, which is consistent with the expected incidence rate in a menopausal population.[1]

‡ The cumulative amenorrhea rate in patients receiving BIJUVA was 56.1% with rates increasing over time. Cumulative amenorrhea was defined as the absence of bleeding or spotting for a cumulative period from cycle 1 to 13.[1,3]

References: 1. Mirkin S. Evidence on the use of progesterone in menopausal hormone therapy. *Climacteric.* 2018;21(4):346-354. **2.** Prometrium [package insert]. Marietta, GA: Solvay Pharmaceuticals, Inc; 2009. **4.** The NAMS 2017 Hormone Therapy Position Statement Advisory Panel. The 2017 hormone therapy position statement of The North American Menopause Society. *Menopause.* 2017;24(7):728-753. **5.** Goodman NF, Cobin RH, Ginzburg SB, Katz IA, Woode DE; American Association of Clinical Endocrinologists. American Association of Clinical Endocrinologists Medical Guidelines for Clinical Practice for the diagnosis and treatment of menopause. *Endocr Pract.* 2011;17 Suppl 6:1-25. **6.** Simon JA. What if the Women's Health Initiative had used transdermal estradiol and oral progesterone instead? *Menopause.* 2014;21(7):1-15. **7.** American College of Obstetricians and Gynecologists. ACOG committee opinion no. 556: Postmenopausal estrogen therapy: route of administration and risk of venous thromboembolism. *Obstet Gynecol.* 2013;121(4):887-890. **8.** Canonico M, Fournier A, Carcaillon L, et al. Postmenopausal hormone therapy and risk of idiopathic venous thromboembolism: results from the E3N cohort study. *Arterioscler Thromb Vasc Biol.* 2010;30(2):340-345. **9.** Binkowska M. Menopausal hormone therapy and venous thromboembolism. *Prz Menopauzalny.* 2014;13(5):267-272.

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17 Elevate the BIJUVA Scientific Narrative & Reset Foundational Knowledge to Drive Meaningful Differentiation Close Partnership with Medical Affairs to Identify Data from REPLENISH & Key Studies Bone Turnover/ Bone Markers QoL/Sleep Cardio - metabolic Data Efficacy & Safety Sub - analyses (by age, smoking status) Evidence Based Science Assessing Risk of Breast Cancer BIJUVA 0.5mg/100mg Preliminary Launch Plan • Virtual Launch Meeting • Updated Sell Sheet & Materials • Speaker Deck Updates Introduce Low - dose BIJUVA (if approved)

18 Targeted approach supporting BIO - IGNITE 163 pharmacies live A dedicated team of sales reps and the TXMD BIO - IGNITE staff will focus their efforts to grow BIJUVA through BIO - IGNITE partners Menopause Specialist Deployment Potential Second Dose PDUFA November 2020 BIJUVA Targeted Approach in 2020 Preparing for Full Launch in 2021

FINANCIAL UPDATE

20 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of prescriptions filled by patients in period $15 $18 $27 $29 $35 15% 21% 26% 34% 38% 54% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 CALCULATED IMVEXXY NET REVENUE PER UNIT IMVEXXY OVERALL ADJUDICATION RATE $51 Trend in Total Net Revenue and Calculated Net Revenue Per Unit Q3 2019 Q4 2019 IMVEXXY $4,772,354 IMVEXXY $6,347,301 Net Revenue by Product Prenatal Vitamins BIJUVA IMVEXXY ANNOVERA

21 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of prescriptions filled by patients in period $29 $31 34% 45% 60% Q2 2019 Q3 2019 Q4 2019 CALCULATED BIJUVA NET REVENUE PER UNIT BIJUVA OVERALL ADJUDICATION RATE $56 Q3 2019 Q4 2019 BIJUVA $490,705 BIJUVA $1,211,456 Net Revenue by Product Prenatal Vitamins BIJUVA IMVEXXY ANNOVERA Trend in Total Net Revenue and Calculated Net Revenue Per Unit

22 ANNOVERA Net Revenue Actual Q3 2019 Q4 2019 $399,952 $5,766,604 Prenatal Vitamins BIJUVA IMVEXXY ANNOVERA

23 Cash Balance at End of Each Quarter with Equity Raise/Debt Funding Post Quarter End Quarter End Cash Balance $155.33 Quarter End Cash Balance $160.83 Oct. 2019 Equity Raise $77 Feb. 2020 Debt Financing Draw $50 (Millions) Q3 2019 Q4 2019

24 Drive Net Revenues: Control Operating Expenses: ▪ Invest appropriate financial resources to drive net revenue growth for our brands 2020 Cost Containment Measures Goal to reinvest the savings into marketing initiatives ▪ Scrutinized internal cost structure and reduced spend on the following: ▪ Non - revenue generating projects ▪ Headcount optimization / reduction ▪ Eliminated multiple clinical development roles ▪ Paused pipeline development projects

25 Annual Net Revenue Guidance • Company projects 2020 net product revenue to be between $90M to $110M Key Assumptions: • Net product revenue during the second half of the year will be significantly larger than the first half with the majority coming from ANNOVERA and IMVEXXY • High deductible and annual copay resets expected to impact 1Q20 net revenue for the menopause products ‒ Expect 1Q20 net revenue to come in below 4Q19 net revenue ‒ 1Q20 industry wide headwind built into our annual 2020 financial guidance 2020 Financial Guidance * Note: In 2020, the company will utilize Symphony Health IDV national data for reporting prescriptions dispensed to patient’s by pharmacies as we believe Symphony Health data most accurately reflects the data.

26 • Full launch of ANNOVERA for TXMD’s sales force will begin on March 1 st • Leverage new distribution channels to enter new markets that create additional revenue opportunity outside TXMD’s direct sales and marketing efforts • For IMVEXXY, goal is to pass the VVA branded leader, Premarin vaginal cream, on a monthly prescription basis by the end of 2020 • For BIJUVA, utilize menopause specialist sales force to provide the right focus to build the foundation and allow us to scale BIJUVA in the coming years • Become EBITDA positive in 2021 2020 Goals & Milestones

27 Total Addressable Birth Control Market NRx: 28M Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,250 $350M $525M $700M $875M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M Total Addressable FDA Market : 3.8M Total Addressable Compounding Market : 12M Percent of Total Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869 M Diversified risk with 3 FDA - approved products, creating multiple paths to $1B peak sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B peak sales potential The Power of the Portfolio Multiple Paths to $1B of Sales

28 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins The Power of a Women’s Health Portfolio

Appendix

30 Chris Gish – Sales Lead ▪ Senior Sales Leader with 29 years of experience in pharmaceutical sales leadership ▪ Experience in large and small pharmaceutical companies including Pfizer, Sunovion, Alder - Bio ▪ Have launched 20+ brands over the course of his career ▪ Unique expertise in optimizing pharmaceutical sales organizations Build out of Commercial Expertise Commercial Leadership Team Mike Steelman – Market Access Lead ▪ Senior leader access positions at Pfizer and Sanofi with United States and International responsibility ▪ 22 years of pharma experience with 13 years in access ▪ Was responsible for 1/3 of Pfizer’s National Payor Accounts including government sector Dedra Lyden – Strategic Partnerships ▪ Launched and continues to lead the expansion of Bio - Ignite ▪ 16 years of Pharmaceutical experience across BD, Sales, Sales leadership Tyra Riehl – Training Lead ▪ Senior leader with expertise in sales training and leadership development ▪ 22 years in small and large biotech and pharmaceutical companies including Searle, Sunovion, Quest and Alkermes Kristen Landon – Marketing Lead ▪ Women’s Health commercial leader with prior tenures at Allergan, Radius Health, and Sprout ▪ 24 years’ experience in pharmaceutical marketing, sales, sales leadership, and business development ▪ Category experience in contraception, menopause, osteoporosis, sexual dysfunction, infertility, and infections ▪ Brands include Lo Loestrin , Estrace , Tymlos , Generess , Liletta , ella , Addyi , Crinone , and Solosec Erika Guay – Menopause Brand Lead ▪ Senior leader with over 15 years of marketing experience at Pfizer ▪ Brand experience across multiple categories including, Women’s Health, Depression, Cardiovascular & Dermatology Jerrold McRae - Reproductive Brand Lead ▪ Sales and marketing and strategy leader at Pfizer for 14 years ▪ Brand experience across multiple categories including Women’s Health ( Estring ), Pain (Lyrica), Urology (Detrol LA, Viagra) All trademarks are the property of their respective owners.

31 Understanding Contraceptive Reimbursement • Under the health reform law (Affordable Care Act), all benefit plans must cover certain Preventative Care Medications like contraceptives without a generic equivalent at 100% - without charging a copay, coinsurance or deductible • The following slides are examples of how these programs are structured with two of the largest Payers

32 OptumRx Preventative Care List Adoption $0 Cost Share Products References: 1. https://one.walmart.com/content/dam/themepage/pdfs/OptumRxPreventiveCareMedications - 2020.pdf 2. https://mynmhc.org/$0 - medications - list.pdf “Under the Health reform law (Affordable Care Act), benefit plans must cover certain Preventative Care Medications at 100% - without charging a copay, coinsurance or deductible”

33 CVS Preventative Care List Adoption $0 Cost Share Products References: 1. https://www.caremark.com/portal/asset/ NoCost_Preventive_List.pdf f

34 ANNOVERA Deal Terms ▪ Upon FDA approval: $20M** ▪ First commercial batch release: $20M** ▪ $200M in cumulative net sales: $40M ▪ $400M in cumulative net sales: $40M ▪ $1B in cumulative net sales: $40M Milestone Payments Royalty % ▪ Step structure: ▪ Annual net sales < $50M: 5% ▪ Annual net sales > $50M and < $150M: 10% ▪ Annual net sales > $150M: 15% ▪ TXMD and Population Council jointly responsible for one observational PMR study * Additional Cost Considerations *Costs exceeding $20M to be shared with Population Council **Already paid by TXMD to Population Council